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                                                                    EXHIBIT 10.1
                                 AMENDMENT NO. 2

                                     TO THE

                                  AMETEK, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



         WHEREAS, there was adopted and made effective as of May 1, 1997, the AMETEK, Inc. Supplemental Executive Retirement Plan (the "Plan"); and

                  WHEREAS, Section 7.1 of the Plan provides that the Administrator of the Plan (defined as a committee consisting of AMETEK's Chief Executive Officer, Chief Financial Officer and Corporate Counsel) may amend the Plan at any time or from time to time as long as the amendment does not significantly increase the cost of the Plan to the Company; and

                  WHEREAS, AMETEK now desires to amend the Plan in certain respects;

                  NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: Section 1.14 of the Plan shall be amended to read, in its entirety, as follows:

                  "Retirement Plan" means the Employees' Retirement Plan of AMETEK, Inc., the Employees' Retirement Plan of AMETEK Aerospace Products, Inc., the Specialty Metal Products Division of AMETEK Employees' Pension Plan, the Retirement Feature of The AMETEK, Inc. Savings and Investment Plan or the AMETEK Savings Plan for Acquired Businesses, either collectively or individually, as required by the context.

         SECOND: Section 3.4 of the Plan shall be amended to read, in its entirety, as follows:

                  "A Participant's right to a Supplemental Benefit shall be non-forfeitable when he has completed five years (based on whole years and fractions thereof) of service with the Company.

         THIRD: The provisions of this Amendment shall be effective as of January 1, 2000.


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         IN WITNESS WHEREOF, the Administrator of the Plan has caused this amendment to be executed on this 27th day of January 2000.

                                             ADMINISTRATOR

                                             /s/ Frank S. Hermance
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                                             Frank S. Hermance

                                             /s/ John J. Molinelli
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                                             John J. Molinelli

                                             /s/ Donna F. Winquist
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                                             Donna F. Winquist